UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2007

Integra Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 SE Third Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	812-461-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 9, 2007 (the "Closing Date"), Integra Bank Corporation ("Integra") acquired Prairie Financial Corporation, Inc. ("Prairie") pursuant to an Agreement and Plan of Merger, dated as of October 5, 2006 (the "Merger Agreement"), by and among Integra, Prairie and PFC Merger Corp. ("Merger Sub"). On the Closing Date, Integra acquired all of the outstanding common stock of Prairie in a transaction valued at approximately $108 million. Pursuant to the Merger Agreement, Merger Sub, a wholly-owned subsidiary of Integra was merged with and into Prairie on the Closing Date with Prairie as the surviving entity (the "Merger"). On the same date, Prairie's banking subsidiary, Prairie Bank & Trust Co., was merged with and into Integra's banking subsidiary, Integra Bank N.A.

Integra paid consideration of $195.31 per share for Prairie's outstanding common stock. The consideration to Prairie stockholders was comprised of $65.26 in cash and $130.05 of Integra common stock based on a fixed conversion ratio of 5.914 shares of Integra common stock for each share of Prairie common stock and a closing price for Integra common stock of $21.99 per share on April 5, 2007 (the last trading day prior to the Closing Date). This was a taxable transaction to Prairie common stockholders.

Item 8.01 Other Events.

On April 9, 2007, Integra issued a press release announcing the closing of the Merger described in Item 2.01 above. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The required financial statements of Prairie will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma financial information

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this current Report on Form 8-K is required to be filed.

(c) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

99.1 Press release dated April 9, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra Bank Corporation

April 10, 2007	By:	Martin M. Zorn

Name: Martin M. Zorn
Title: Chief Financial Officer, Executive Vice President - Finance and Risk

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 9, 2007